POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, Lauren Mak, Senior Vice President and Chief Financial Officer, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity B Series
Allstate RetirementAccess Variable Annuity L Series
Allstate RetirementAccess Variable Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933

Market Value Adjustment Contract	333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2023.

                            /s/ Lauren Mak
Lauren Mak
Senior Vice President, Chief Financial Officer

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, Enrico Treglia, Senior Vice President and Group Chief Operating Officer, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity B Series
Allstate RetirementAccess Variable Annuity L Series
Allstate RetirementAccess Variable Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933

Market Value Adjustment Contract	333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2023.

                            /s/ Enrico Treglia
Enrico Treglia
Senior Vice President, Group Chief Operating Officer

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, James Evans, Vice President and Controller, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity B Series
Allstate RetirementAccess Variable Annuity L Series
Allstate RetirementAccess Variable Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933

Market Value Adjustment Contract	333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2023.

                            /s/ James Evans
James Evans
Vice President, Controller

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, David Overbeeke, Director, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity B Series
Allstate RetirementAccess Variable Annuity L Series
Allstate RetirementAccess Variable Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933

Market Value Adjustment Contract	333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2023.

                            /s/ David Overbeeke
David Overbeeke
Director

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, John J. Quinn, Director, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity B Series
Allstate RetirementAccess Variable Annuity L Series
Allstate RetirementAccess Variable Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933

Market Value Adjustment Contract	333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2023.

                            /s/ John J. Quinn
John J. Quinn
Director

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, Perry H. Braun, Director, Senior Vice President and Chief Investment Officer, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity B Series
Allstate RetirementAccess Variable Annuity L Series
Allstate RetirementAccess Variable Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933

Market Value Adjustment Contract	333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2023.

                        /s/ Perry H. Braun
Perry H. Braun
Director, Senior Vice President and Chief Investment Officer

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, Scott Sheefel, Director, President and Chief Executive Officer, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity B Series
Allstate RetirementAccess Variable Annuity L Series
Allstate RetirementAccess Variable Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933

Market Value Adjustment Contract	333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2023.

                            /s/ Scott Sheefel
Scott Sheefel
Director, President and Chief Executive Officer

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, Steven D. Lash, Director, Senior Vice President and Group Chief Financial Officer, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity B Series
Allstate RetirementAccess Variable Annuity L Series
Allstate RetirementAccess Variable Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933

Market Value Adjustment Contract	333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2023.

                            /s/ Steven D. Lash
Steven D. Lash
Director, Senior Vice President and Group Chief Financial Officer